UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 17, 2016

SUFFOLK BANCORP
(Exact name of registrant as specified in its charter)

 New York                                                001-37658                                              11-2708279
(State or other jurisdiction of                   (Commission File Number)           (IRS Employer Identification No.)
                                                                                             incorporation)

4 West Second Street, Riverhead, New York                                                11901
       (Address of principal executive offices)                                                   (Zip Code)

Registrant's telephone number, including area code: (631) 208-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07- SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Results of the 2016 Annual Meeting of Shareholders

On May 17, 2016, the Company held its 2016 Annual Meeting of Shareholders (the "2016 Annual Meeting"). As of March 29, 2016, the record date, there were a total of 11,853,564 shares of common stock outstanding and entitled to vote. At the 2016 Annual Meeting, 10,110,320 shares of common stock were represented in person or by proxy, constituting a quorum. Three proposals were presented and voted on. Set forth below are the final voting results for the proposals.

First Proposal – Election of Directors

The following three directors were nominated to serve for three-year terms expiring at the annual meeting of shareholders to be held in 2019, or until their successors shall have been duly elected and qualified. The three directors received the requisite plurality of votes cast at the 2016 Annual Meeting and were therefore elected to serve as directors of the Company. Each nominee also received a majority of votes cast in favor of or withheld from his election.

Nominee: Edgar F. Goodale
For: 7,934,248
Withheld: 504,386
Broker non-vote: 1,671,686

Nominee: David A. Kandell
For: 7,936,442
Withheld: 502,192
Broker non-vote: 1,671,686

Nominee: Ramesh N. Shah
For: 8,141,723
Withheld: 296,911
Broker non-vote: 1,671,686

The following one director was nominated to serve for a two-year term expiring at the annual meeting of shareholders to be held in 2018, or until his successor shall have been duly elected and qualified. The one director received the requisite plurality of votes cast at the 2016 Annual Meeting and was therefore elected to serve as a director of the Company. The nominee also received a majority of votes cast in favor of or withheld from his election.

Nominee: Brian K. Finneran
For: 7,729,048
Withheld: 709,586
Broker non-vote: 1,671,686

Second Proposal – Advisory, Non-Binding Resolution to Approve 2015 Executive Compensation

The advisory, non-binding resolution to approve the compensation paid to the Company's named executive officers for 2015 was approved by the requisite majority of the votes cast by shareholders at the 2016 Annual Meeting, as indicated below.

For: 7,763,385
Against: 361,483
Abstained: 313,766
Broker non-vote: 1,671,686

Third Proposal – Ratification of the Appointment of BDO USA, LLP as the Independent Registered Public Accounting Firm of the Company for the Fiscal Year Ending December 31, 2016

The ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2016 was approved by the requisite majority of the votes cast by shareholders at the 2016 Annual Meeting, as indicated below.

For: 10,073,589
Against: 18,824
Abstained: 17,907

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUFFOLK BANCORP

Date: May 18, 2016	By:	/s/ Brian K. Finneran
Brian K. Finneran
Executive Vice President & Chief Financial Officer